NOTE 1 SIGNIFICANT ACCOUNTING POLICIES

A. Valuation:
All equity securities, including domestic common stocks, preferred stocks, real estate investment trusts, exchange-traded funds and exchange-traded notes, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market, Nasdaq Global Select Market and Nasdaq Capital Market (collectively Nasdaq) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price (NOCP). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices is used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price is used.

Investment in mutual funds, including money market funds, are valued at their net asset value (NAV) per share.

Shares in privately offered liquidity funds are valued at their NAV per share.

Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

Securities for which quotations are not readily available are valued by the Trusts valuation committee based on the valuation procedures adopted by the Board (the Valuation Procedures) and information it receives from the Sub-Advisor and U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (Fund Services). When a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Valuation Procedures. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; including the Funds Valuation Committees assumptions used in determining the fair value of investments.  The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds investments as of March 31, 2024:

WBI BullBear Value 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$33,810,311	$-	$-	$33,810,311
Exchange Traded Funds	3,490,498	-	-	$3,490,498
Investments Purchased with Proceeds from Securities Lending	-	7,635,743	-	7,635,743
Total Investments in Securities, at value	$37,300,809	$7,635,743	$-	$44,936,552

WBI BullBear Yield 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$44,264,306	$-	$-	$44,264,306
Exchange Traded Funds	4,934,949	-	-	4,934,949
Closed End Funds	940,272	-	-	940,272
Investments Purchased with Proceeds from Securities Lending	-	5,516,772	-	5,516,772
Total Investments in Securities, at value	$50,139,527	$5,516,772	$-	$55,656,299

WBI Bullbear Quality 3000 ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$39,410,193	$-	$-	$39,410,193
Exchange Traded Funds	4,332,418	-	-	4,332,418
Investments Purchased with Proceeds from Securities Lending	-	4,666,903	-	4,666,903
Total Investments in Securities, at value	$43,742,611	$4,666,903	$-	$48,409,514

WBI Power Factor High Dividend ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$64,634,636	$-	$-	$64,634,636
Investments Purchased with Proceeds from Securities Lending	-	11,365,426	-	11,365,426
Total Investments in Securities, at value	$64,634,636	$11,365,426	$-	$76,000,062

^ See Schedules of Investments for breakout of investments by industry group classification.

During the period ended March 31, 2024, the Funds did not recognize any transfers to or from Level 3.